UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 15, 2025
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-4200
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ☐ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, Columbia Banking System, Inc. (the “Company”) held the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). There were 210,114,698 shares outstanding and entitled to vote at the 2025 Annual Meeting; of those shares 195,217,934 were present in person or by proxy. The following matters were voted upon at the 2025 Annual Meeting:

1.The election of eleven directors to serve on the board of directors of the Company until the Company’s 2026 Annual Meeting of Shareholders or until their successors have been elected and have qualified;
2.An advisory (non-binding) resolution to approve the compensation of the Company's named executive officers; and
3.An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director's Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Maria M. Pope	182,214,138	1,843,787	154,496	11,005,513
Mark A. Finkelstein	182,048,851	1,985,304	178,266	11,005,513
Eric S. Forrest	183,129,964	929,365	153,092	11,005,513
Randal L. Lund	183,281,206	779,090	152,125	11,005,513
Luis F. Machuca	181,640,541	2,088,576	483,304	11,005,513
S. Mae Fujita Numata	180,009,011	4,016,525	186,885	11,005,513
John F. Schultz	182,558,269	1,168,700	485,452	11,005,513
Elizabeth W. Seaton	180,803,827	2,928,197	480,397	11,005,513
Clint E. Stein	182,905,241	1,153,834	153,346	11,005,513
Hilliard C. Terry, III	183,248,886	809,765	153,770	11,005,513
Anddria Varnado	182,947,960	758,736	505,725	11,005,513

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,265,562	4,429,045	517,814	11,005,513

3. Advisory (non-binding) Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
194,522,814	499,786	195,334	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC. (Registrant)
Dated: May 15, 2025	By:/s/ Kumi Yamamoto Baruffi Kumi Yamamoto Baruffi General Counsel